SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 30, 2017

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On October 30, 2017, Intevac, Inc. issued a press release reporting its financial results for the three and nine months ended September 30, 2017. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: October 30, 2017	/s/ JAMES MONIZ
James Moniz
Executive Vice President, Finance and Administration, Chief Financial Officer and Treasurer